{POWER POINT SLIDE 1.}

Roth
Capital Conference

WidePoint

February 21, 2007

{POWER POINT SLIDE 2.}

Safe Harbor

This presentation may contain forward-looking information including all statements that are not historical fact regarding the intent, belief or current expectations of the company with respect to: (i) the company’s financing plans; (ii) trends affecting the company’s financial condition or results of operations; and (iii) the company’s growth strategy and operating strategy. Such forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.

WidePoint Logo	Amex:WYY

{POWER POINT SLIDE 3.}

Business Summary

•	Leading integrator &“end-to end” managed service provider of Government compliant information assurance (IA) & identity management (IDM) solutions

•	Helped define IA/ IDM policy(s) for federal government

•	Unique positioning as first Trusted Third Party with full Authorization to Operate

•	At nexus of several macro trends & mandates for IA/ IDM that effect Government & commercial sector alike

WidePoint Logo       Credentials, Integration & Hosted Managed Services    Amex :WYY

{POWER POINT SLIDE 4.}

The Need

•	Physical (e.g. writing a check)
–	Confidentiality
•	Limited physical access
–	Data Integrity
•	Inked text
–	Non-Repudiation
•	Cancelled check
–	Identification & Authentication
•	Drivers license & signature
–	Privilege & Authorization
•	Check for Account Validity

•	Digital
•	Confidentiality
•	Data encryption
•	Data Integrity
•	Hashing
•	Non-Repudiation
•	Digital signature
•	Identification & Authentication
•	CA signature
•	Privilege & Authorization
•	Access control lists

WidePoint Logo      Strong Authentication - Auditable Accountability    AMEX:WYY

{POWER POINT SLIDE 5.}

Our Solution

People    (Consolidate multiple credentials onto a single multifunctional device)    Work

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{POWER POINT SLIDE 6}

Current Opportunity

•	Homeland Security Presidential Directive 12 (HSPD-12)

•	Mandates a massive overhaul

•	Must include digital certificates

•	Back-end systems required to support strong authentication for both physical & logical access control

•	Identification credential can be issued only by audited providers who have completed an official certification & accreditation process

WidePoint Logo	Amex:WYY

{POWER POINT SLIDE 7.}

Federal Trust Model

(The Trust Triangle graphic)

1.	Trusted Third Parties (Credential Providers)

2.	Relying Parties (Federal, State & Local Government, Businesses & Individual)

3.	End- Entities ( Subscribers & Components) i.e. People, Entry, Servers & Net Devices, PCs, PDAs, Etc.

WidePoint Logo      Operational Today - as stipulated by & conforming with all Federal Policies    Amex: WYY

{POWER POINT SLIDE 8.}

Customer Agnostic

As we continue the deployment of our strong personal digital identities, levels of permission can be granted to any online application with a high degree of confidence.

Opening endless possibilities!

• Facility access • Credit • Employee ID • Medical information • Passport • ID card • Purchasing authority • Rewards • Insurance • Debit Marketing • Age verification • Membership • Clearance • Medical & drug benefits • School ID • Account access • Computer security • Digital signature • Data encryption •

WidePoint Logo

{POWER POINT SLIDE 9}

Credential Issuance

1.	ORC.com (on a Computer Graphic)
2.	(arrow graphic) to vetting forms.
3.	(arrow graphic) to identity form graphics (passport, social security card, state id card, and notary stamp graphics)
4.	(arrow graphic) to FedEx, UPS Postal Service Logo graphics
5.	(arrow graphic) to Computer screen graphic
6.	(arrow graphic) back to ORC.com Computer Graphic.
7.	(arrow graphic) to Begin using Certificate with Smart ID and USB memory stick device graphic.

Forced by mandate

Oct ‘06: All federal agencies begin to issue per PIV/FIPS 201 Spec

Oct ‘07: All federal employees & contractors must have compliant credentials

Oct ‘08: Inter-agency systems (devices) must be operational

Other external compliance (HIPAA/SOX, etc.) will drive national adoption

WidePoint Logo      Recurring revenue stream, currently in early stage    Amex:WYY

{POWER POINT SLIDE 10}

Market Drivers

(Bullets)

Compliance

Inter-organizational challenges

Global need for strong authentication

Proliferation of identity theft

(Surrounded by graphics that state:)

High Availability Data Center

Audited Internal Controls

e-Commerce Industry Guidelines

Customer Support Center

Certificate Practice

Secure Facilities

State-of-the-art Firewall

WidePoint Logo

{POWER POINT SLIDE 11}

A Growing Demand

(3 graphics with pictures of people with the following labels)

Federal Government
Commercial Partners & Allies
Private Sector

4.8M federal employees
+	7.3M federal contractors
12.1M total federal credentials[1]
+	25M total federal devices[2]
37M+ total units

$30 minimum per person3
$150 minimum per device3

1 Roth Capital estimates
2 NSA RFI
3 GSA Schedule

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{POWER POINT SLIDE 12}

Revenue Drivers

•	PKI federal revenue growth

•	PKI applications integration

•	PKI validation

•	Consulting services

•	Other programs and verticals

•	Real ID, TWIC, etc.

•	Healthcare, financials, etc.

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{POWER POINT SLIDE 13}

KEY FINANCIAL METRIC

	FY 2004	FY 2005(1)	FY 2006E(2)
Revenue	$5,500	$13,300	$18,000
PKI & Managed Services	--	$600	$1,800
Consulting Services	--	$12,700	$16,200
Cash	$500	$2,500	$2,800
Working Capital(3)	($200)	$3,000	$3,800
Equity	$2,400	$7,600	$7,800
Shares Outstanding(4)	16,658	25,103	47,442

Notes:
All figures in 000s.

1) FY’05 segmented revenues unaudited and estimated.
2) FY ‘06 results unaudited and estimated.
3) FY ‘04 working capital exclusive of $6.6M financial instrument liability.
4) Weighted average common shares at end of period. ‘06 figures as of 9/30/06.

WidePoint Logo	Amex:WYY

{POWER POINT SLIDE 14}

The Road Ahead

•	By leveraging our federally audited systems we can provide a cost effective IA/ IDM strategy for global acceptance
•	Policy compliance for secure B2G - B2B - C2G - C2B transactions
•	Proven Technology - NO R&D investment require
•	Proven to scale

•	By leveraging our Government-wide integration & deployment experience we offer commercial & public markets
•	Verified secure services
•	Seamless integration based on over 10 years of experience
•	Assurance of privacy
•	Elimination of identity fraud
•	Low risk solution at a managed cost to meet any budget

WidePoint Logo             We are ready TODAY             Amex:WYY

{POWER POINT SLIDE 15}

SUMMARY

•	Superior positioning in IA/ IDM market

•	Top-line growth accelerating

•	Large, recurring market opportunities

•	Anticipated `07 catalyst via HSPD-12 mandates

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